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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                                March 11, 1999


                                 AIRGAS, INC.
            ______________________________________________________
            (Exact name of registrant as specified in its charter)



   Delaware                  1-9344                    56-0732648
_______________      _______________________          _____________
(State or other      (Commission File Number)         (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation)



                   259 North Radnor-Chester Road, Suite 100
                            Radnor, PA  19087-5283
                   _________________________________________
                   (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________


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Item 5. Other Events.
        ____________

   On March 11, 1999, Airgas, Inc. announced that its Board of Directors authorized the repurchase of up to seven million shares, or approximately 10%, of the Company's outstanding common stock, as described in the press release attached as Exhibit 99 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99  Press Release dated March 11, 1999















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                                  Signatures
                                  __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AIRGAS, INC.
                                      (Registrant)



                                 BY: /s/ Scott M. Melman
                                      Scott M. Melman
                                      Senior Vice President &
                                      Chief Financial Officer






DATED:     March 12, 1999